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                              Amended and Restated

                                     BY-LAWS


                                       Of


                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.



                                 Adopted by the

                               Board of Directors



                                       On



                                October 10, 1995


                                       And


                                   Amended on

                                   May 2, 1997
                                December 18,1997
                                February 18, 1999
                                February 20, 2003
                                 April 17, 2003





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



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                                 Section                                    Page
                                 -------                                    ----
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1.       STOCKHOLDERS
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1.1              Place of Stockholders' Meetings                               1
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1.2              Day and Time of Annual Meetings of
                 Stockholders                                                  1
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1.3              Purposes of Annual Meetings                                   1
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1.4              Special Meetings of Stockholders                              2
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1.5              Notice of Meetings of Stockholders                            2
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1.6              Quorum of Stockholders                                        3
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1.7              Chairman and Secretary of Meeting                             4
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1.8              Voting by Stockholders                                        4
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1.9              Proxies                                                       4
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1.10             Inspectors                                                    4
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1.11             List of Stockholders                                          5
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1.12             Confidential Voting                                           6
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2.       DIRECTORS                                                             6
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2.1              Powers of Directors                                           6
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2.2              Number, Method of Election, Terms of
                 Office of Directors                                           6
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2.3              Vacancies on Board                                            8
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2.4              Meetings of the Board                                         8
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2.5              Quorum and Action                                             9
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2.6              Presiding Officer and Secretary of
                 Meeting                                                       9
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2.7              Action by Consent without Meeting                             9
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2.8              Standing Committees                                          10
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2.9              Other Committee                                              11
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2.10             Compensation of Directors                                    11
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2.11             Independent Directors                                        12
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3.       OFFICERS                                                             12
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3.1              Officers, Titles, Elections, Terms                           12
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3.2              General Powers of Officers                                   13
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3.3              Powers and Duties of the Chairman                            14
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3.4              Powers and Duties of the President                           14
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3.5              Powers and Duties of Executive Vice
                 Presidents, Senior Vice President
                 and Vice Presidents                                          14
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3.6              Powers and Duties of the Chief
                 Financial Officer                                            14
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3.7              Powers and Duties of the Controller
                 and Assistant Controllers                                    15
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3.8              Powers and Duties of the Treasurer
                 and Assistant Treasurers                                     15
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3.9              Powers and Duties of the Secretary
                 And Assistant Secretaries                                    16
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

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                                 Section                                    Page
                                 -------                                    ----
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4.       INDEMNIFICATION                                                      16
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4.1              Right to Indemnification and Effect
                 Of Amendments                                                16
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4.2              Insurance, Contracts and Funding                             17
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4.3              Indemnification; Not Exclusive Right                         18
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4.4              Advancement of Expenses                                      18
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4.5              Indemnification Procedures;
                 Presumptions and Effect of Certain
                 Proceedings; Remedies                                        18
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4.6              Indemnification of Employees and
                 Agents                                                       23
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4.7              Severability                                                 23
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5.       CAPITAL STOCK                                                        23
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5.1              Stock Certificates                                           23
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5.2              Record Ownership                                             24
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5.3              Transfer of Record Ownership                                 24
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5.4              Lost, Stolen or Destroyed Certificates                       25
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5.5              Transfer Agent; Registrar; Rules
                 Respecting Certificates                                      25
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5.6              Fixing Record Date for Determination
                 of Stockholders of Record                                    25
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6.       SECURITIES HELD BY THE CORPORATION                                   26
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6.1              Voting                                                       26
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6.2              General Authorization to Transfer
                 Securities Held by the Corporation                           26
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7.       DEPOSITARIES AND SIGNATORIES                                         27
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7.1              Depositaries                                                 27
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7.2              Signatories                                                  27
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8.       SEAL                                                                 27
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9.       FISCAL YEAR                                                          28
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10.      WAIVER OF OR DISPENSING WITH NOTICE                                  28
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11.      AMENDMENT OF BY-LAWS                                                 28
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12.      OFFICES AND AGENT                                                    29
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

                                     BY-LAWS

                                       of

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.

                   (a Delaware Corporation, the "Corporation")


1.       STOCKHOLDERS.

1.1 Place of Stockholders' Meetings. All meetings of the stockholders of the Corporation shall be held at such place or places, within or outside the state of Delaware, as may be fixed by the Corporation's Board of Directors (the "Board", and each member thereof a "Director") from time to time or as shall be specified in the respective notices thereof.

1.2 Day and Time of Annual Meetings of Stockholders. An annual meeting of stockholders shall be held at such place (within or outside the state of Delaware), date and hour as shall be determined by the Board and designated in the notice thereof.

1.3 Purposes of Annual Meetings. (a) At each annual meeting, the stockholders shall elect the members of the Board for the succeeding year. At any such annual meeting any business properly brought before the meeting may be transacted.

(b) To be properly brought before an annual meeting, business must be (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid, to the Secretary, not later than 90 days in advance of the anniversary date of the immediately preceding annual meeting (or not more than ten days after the first public disclosure, which may include any public filing with the Securities and Exchange Commission, of the Originally Scheduled Date of the annual meeting, whichever is earlier). Any such notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and in the event that such business includes a proposal to amend either the Certificate of Incorporation or By-laws of the Corporation, the language of the proposed amendment, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made and the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, (iv) any material interest of the stockholder in such business and (v) if the stockholder intends to solicit proxies in support of such stockholder's proposal, a representation to that effect. No business shall be conducted at an annual meeting of stockholders except in accordance with this Section 1.3(b), and the presiding officer of any annual meeting of stockholders may refuse to permit any business to be brought before an annual meeting without compliance with the foregoing procedures or if the stockholder solicits proxies in support of such stockholder's proposal without such stockholder having made the representation required by clause (v) of the preceding sentence. For purposes of this Section 1.3(b), the "Originally Scheduled Date" of any meeting of stockholders shall be the date first publicly disclosed on which such meeting is scheduled to occur regardless of whether such meeting is continued or adjourned and regardless of whether any subsequent notice is given for such meeting or the record date of such meeting is changed.

1.4 Special Meetings of Stockholders. Except as otherwise expressly required by applicable law, special meetings of the stockholders or of any class or series entitled to vote may be called for any purpose or purposes by the Chairman or by a majority vote of the entire Board, to be held at such place (within or outside the state of Delaware), date and hour as shall be determined by the Board and designated in the notice thereof. Only such business as is specified in the notice of any special meeting of the stockholders shall come before such meeting.

1.5 Notice of Meetings of Stockholders. Except as otherwise expressly required or permitted by applicable law, not less than ten days nor more than sixty days before the date of every stockholders' meeting the Secretary shall cause to be delivered to each stockholder of record entitled to vote at such meeting written notice stating the place, day and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

Except as provided in Section 1.6(d) or as otherwise expressly required by applicable law, notice of any adjourned meeting of stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. Any notice, if mailed, shall be deemed to be given when deposited in the United States mail, postage prepaid, addressed to the stockholder at the address for notices to such stockholder as it appears on the records of the Corporation.

1.6 Quorum of Stockholders. (a) Unless otherwise expressly required by applicable law, at any meeting of the stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of votes thereat shall constitute a quorum for the entire meeting, notwithstanding the withdrawal of stockholders entitled to cast a sufficient number of votes in person or by proxy to reduce the number of votes represented at the meeting below a quorum. Shares of the Corporation's stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in an election of the directors of such other corporation is held by the Corporation, shall neither be counted for the purpose of determining the presence of a quorum nor entitled to vote at any meeting of the stockholders.

(b) At any meeting of the stockholders at which a quorum shall be present, a majority of those present in person or by proxy may adjourn the meeting from time to time without notice other than announcement at the meeting. In the absence of a quorum, the officer presiding thereat shall have power to adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting other than announcement at the meeting shall not be required to be given, except as provided in Section 1.6(d) below and except where expressly required by applicable law.

(c) At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called, but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof unless a new record date is fixed by the Board.

(d) If an adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in the manner specified in Section 1.5 to each stockholder of record entitled to vote at the meeting.

1.7 Chairman and Secretary of Meeting. The Chairman or, in his or her absence, another officer of the Corporation designated by the Chairman, shall preside at meetings of the stockholders. The Secretary shall act as secretary of the meeting, or in the absence of the Secretary, an Assistant Secretary shall so act, or if neither is present, then the presiding officer may appoint a person to act as secretary of the meeting.

1.8 Voting by Stockholders. (a) Except as otherwise expressly required by applicable law, at every meeting of the stockholders each stockholder shall be entitled to the number of votes specified in the Certificate of Incorporation or any certificate of designations providing for the creation of any series of Preferred Stock, in person or by proxy, for each share of stock standing in his or her name on the books of the Corporation on the date fixed pursuant to the provisions of Section 5.6 of these By-laws as the record date for the determination of the stockholders who shall be entitled to receive notice of and to vote at such meeting.

(b) When a quorum is present at any meeting of the stockholders, all questions shall be decided by the vote of a majority in voting power of the stockholders present in person or by proxy and entitled to vote at such meeting, unless a question is one upon which by express provision of law, the Certificate of Incorporation or these By-laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

(c) Except as required by applicable law, the vote at any meeting of stockholders on any question need not be by ballot, unless so directed by the presiding officer of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his or her attorney-in- fact, if authorized by proxy, and shall state the number of shares voted.

1.9 Proxies. Any stockholder entitled to vote at any meeting of stockholders may vote either in person or by his or her attorney-in-fact or proxy.

1.10 Inspectors. (a) The election of Directors and any other vote by ballot at any meeting of the stockholders shall be supervised by one or more inspectors. Such inspectors may be appointed by the Chairman before or at the meeting. If the Chairman shall not have so appointed such inspectors or if one or both inspectors so appointed shall refuse to serve or shall not be present, such appointment shall be made by the officer presiding at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

(b) The inspectors shall (i) ascertain the number of shares of the Corporation outstanding and the voting power of each, (ii) determine the shares represented at any meeting of stockholders and the validity of the proxies and ballots,
(iii) count all proxies and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all proxies and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(c) If there are three or more inspectors, the act of a majority shall govern. On request of the officer presiding at such meeting, the inspectors shall make a report of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts therein stated and of the vote as certified by them, and such report or certificate shall be filed with the minutes of such meeting.

1.11 List of Stockholders. (a) At least ten days before every meeting of stockholders, the Chief Financial Officer shall cause to be prepared and made a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder.

(b) During ordinary business hours for a period of at least ten days prior to the meeting, such list shall be open to examination by any stockholder for any purpose germane to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

(c) The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and it may be inspected by any stockholder who is present.

(d) The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section 1.11 or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

1.12 Confidential Voting. (a) Proxies and ballots that identify the votes of specific stockholders shall be kept in confidence by the tabulators and the inspectors of election unless (i) there is an opposing solicitation with respect to the election or removal of Directors, (ii) disclosure is required by applicable law, (iii) a stockholder expressly requests or otherwise authorizes disclosure, or (iv) the Corporation concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes.

(b) The tabulators and inspectors of election and any authorized agents or other persons engaged in the receipt, count and tabulation of proxies and ballots shall be advised of this By-law and instructed to comply herewith.

(c) The inspectors of election shall certify, to the best of their knowledge based on due inquiry, that proxies and ballots have been kept in confidence as required by this Section 1.12.

1.13 Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special stockholders' meeting and may not be effected by consent in writing by such stockholders.

2.       DIRECTORS.

2.1 Powers of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all the powers of the Corporation except such as are by applicable law, the Certificate of Incorporation or these By-laws required to be exercised or performed by the stockholders.

2.2 Number, Method of Election, Terms of Office of Directors. The number of Directors which shall constitute the whole Board shall be such as from time to time shall be determined by resolution adopted by a majority of the entire Board, but the number shall not be less than three nor more than twenty-five, provided that the tenure of a Director shall not be affected by any decrease in the number of Directors so made by the Board. Each Director shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal from office in accordance with these By-laws or any applicable law or pursuant to an order of a court. Directors need not be stockholders of the Corporation or citizens of the United States of America.

Nominations of persons for election as Directors may be made by the Board or by any stockholder entitled to vote for the election of Directors. Any stockholder entitled to vote for the election of Directors may nominate a person or persons for election as Directors only if written notice of such stockholder's intent to make such nomination is given in accordance with the procedures for bringing business before the meeting set forth in Section 1.3(b) of these By-laws, either by personal delivery or by United States mail, postage prepaid, to the Secretary not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days in advance of the anniversary date of the immediately preceding annual meeting (or not more than ten days after the first public disclosure, which may include any public filing with the Securities and Exchange Commission, of the Originally Scheduled Date of the annual meeting, whichever is earlier) and (ii) with respect to an election to be held at a special meeting of stockholders for the election of Directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board; (e) the consent of each nominee to serve as a Director if so elected and
(f) if the stockholder intends to solicit proxies in support of such stockholder's nominee(s), a representation to that effect. The presiding officer of any meeting of stockholders to elect Directors and the Board may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure or if the stockholder solicits proxies in support of such stockholder's nominee(s) without such stockholder having made the representation required by clause (f) of the preceding sentence. For purposes of this Section 2.2, the "Originally Scheduled Date" of any meeting of stockholders shall be the date first publicly disclosed on which such meeting is scheduled to occur regardless of whether such meeting is continued or adjourned and regardless of whether any subsequent notice is given for such meeting or the record date of such meeting is changed.

At each meeting of the stockholders for the election of Directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of Directors to be elected, shall be the Directors.

2.3 Vacancies on Board. (a) Any Director may resign from office at any time by delivering a written resignation to the Chairman or the Secretary. The resignation will take effect at the time specified therein, or, if no time is specified, at the time of its receipt by the Corporation. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

(b) Any vacancy and any newly created Directorship resulting from any increase in the authorized number of Directors may be filled by vote of a majority of the Directors then in office, though less than a quorum, and any Director so chosen shall hold office until the next annual election of Directors by the stockholders and until a successor is duly elected and qualified or until his or her earlier death, retirement, resignation or removal from office in accordance with these By-laws or any applicable law or pursuant to an order of a court. If there are no Directors in office, then an election of Directors may be held in the manner provided by applicable law.

2.4 Meetings of the Board. (a) The Board may hold its meetings, both regular and special, either within or outside the state of Delaware, at such places as from time to time may be determined by the Board or as may be designated in the respective notices or waivers of notice thereof.

(b) Regular meetings of the Board shall be held at such times and at such places as from time to time shall be determined by the Board.

(c) The first meeting of each newly elected Board shall be held as soon as practicable after the annual meeting of the stockholders and shall be for the election of officers and the transaction of such other business as may come before it.

(d) Special meetings of the Board shall be held whenever called by direction of the Chairman or at the request of a majority of the Directors then in office.

(e) Members of the Board or any Committee of the Board may participate in a meeting of the Board or Committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

(f) The Secretary shall give notice to each Director of any meeting of the Board by mailing the same at least two days before the meeting or by telegraphing or delivering the same not later than the day before the meeting. Such notice need not include a statement, of the business to be transacted at, or the purpose of, any such meeting. Any and all business may be transacted at any meeting of the Board. No notice of any adjourned meeting need be given. No notice to or waiver by any Director shall be required with respect to any meeting at which the Director is present.

2.5 Quorum and Action. Except as otherwise expressly required by applicable law, the Certificate of Incorporation or these By-laws, at any meeting of the Board, the presence of at least one-third of the entire Board shall constitute a quorum for the transaction of business; but if there shall be less than a quorum at any meeting of the Board, a majority of those present may adjourn the meeting from time to time. Unless otherwise provided by applicable law, the Certificate of Incorporation or these By-laws, the vote of a majority of the Directors present (and not abstaining) at any meeting at which a quorum is present shall be necessary for the approval and adoption of any resolution or the approval of any act of the Board.

2.6 Presiding Officer and Secretary of Meeting. The Chairman or, in the absence of the Chairman, a member of the Board selected by the members present, shall preside at meetings of the Board. The Secretary shall act as secretary of the meeting, but in the Secretary's absence the presiding officer may appoint a secretary of the meeting.

2.7 Action by Consent without Meeting. Any action required or permitted to be taken at any meeting of the Board or of any Committee thereof may be taken without a meeting if all members of the Board or Committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or Committee.

2.8 Standing Committees. By resolution adopted by a majority of the entire Board, the Board shall elect, from among its members, individuals to serve on the Standing Committees established by this Section 2.8. Each Standing Committee shall be comprised of such number of Directors, not less than three, as shall be elected to such Committee, provided that no officer or employee of the Corporation shall be eligible to serve on the Audit, Compensation and Personnel or Nominating and Corporate Governance Committees. Each Committee shall keep a record of all its proceedings and report the same to the Board. One-third of the members of a Committee, but not less than two, shall constitute a quorum, and the act of a majority of the members of a Committee present at any meeting at which a quorum is present shall be the act of the Committee. Each Standing Committee shall meet at the call of its chairman or any two of its members. The chairmen of the various Committees shall preside, when present, at all meetings of such Committees, and shall have such powers and perform such duties as the Board may from time to time prescribe. The Standing Committees of the Board, and functions of each, are as follows:

(a) Compensation and Personnel Committee. The Compensation and Personnel Committee shall exercise the power of oversight of the compensation and benefits of the employees of the Corporation, and shall be charged with evaluating management performance, and establishing executive compensation. This Committee shall have access to its own independent outside compensation counsel. This By-law shall not be amended or repealed except by a majority of the voting power of the stockholders present in person or by proxy and entitled to vote at any meeting at which a quorum is present.

(b) Audit Committee. The Audit Committee shall monitor the integrity of the financial statements of the Corporation, shall select the independent auditor, shall assess the independent auditor's qualifications and independence, shall review the performance of the Corporation's independent auditor and internal audit function, and shall oversee the compliance of the Corporation with related legal and regulatory requirements.

(c) Legal and Public Affairs Committee. The Legal and Public Affairs Committee shall review and consider the legal, regulatory, intellectual property and governmental policy matters affecting the Corporation, shall review and approve management policies and programs relating to compliance with legal, regulatory and ethical requirements, and shall review and define the Corporation's social responsibilities, including issues of significance to the Corporation, its stockholders and its employees.

(d) Finance Committee. The Finance Committee shall have the responsibility for reviewing capital expenditures and appropriations and maximizing the effective use of the assets of the Corporation and its subsidiaries. The Finance Committee shall also have the responsibility for directing investment allocation and risk management policies.

(e) Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee shall make recommendations as to the organization, size and composition of the Board and the Committees thereof, identify individuals qualified to become members of the Board, propose nominees for election to the Board and the Committees thereof, and consider the qualifications, compensation and retirement of Directors. The Nominating and Corporate Governance Committee also shall develop and recommend to the Board a set of corporate governance principles.

2.9 Other Committees. By resolution passed by a majority of the entire Board, the Board may also appoint from among its members such other Committees, Standing or otherwise, as it may from time to time deem desirable and may delegate to such Committees such powers of the Board as it may consider appropriate, consistent with applicable law, the Certificate of Incorporation and these By-laws.

2.10 Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, Directors shall receive for their services on the Board or any Committee thereof such compensation and benefits, including the granting of options, together with expenses, if any, as the Board may from time to time determine. The Directors may be paid a fixed sum for attendance at each meeting of the Board or Committee thereof and/or a stated annual sum as a Director, together with expenses, if any, of attendance at each meeting of the Board or Committee thereof. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

2.11 Independent Directors. (a) Independence of Nominees for Election as Directors at the Annual Meeting. The persons nominated by the Board for election as Directors at any annual meeting of the stockholders of the Corporation shall include a sufficient number of persons who have been, on the date of their nomination, determined by the Board to be eligible to be classified as independent directors such that if all such nominees are elected, the majority of all Directors holding office would be independent directors.

(b) Directors Elected to Fill Vacancies on the Board. If the Board elects Directors between annual meetings of stockholders to fill vacancies or newly created Directorships, the majority of all Directors holding office immediately after such elections shall be independent directors.

(c) Definition of Independent Director. For purposes of this Section 2.11, "independent director" shall mean a Director who: (i) has not been employed by the Corporation in an executive capacity within the past five years; (ii) is not, and is not affiliated with a company or a firm that is, an adviser or consultant to the Corporation; (iii) is not affiliated with a significant customer or supplier of the Corporation; (iv) has no personal services contract(s) with the Corporation; (v) is not affiliated with a tax-exempt entity that receives significant contributions from the Corporation; (vi) is not a familial relative of any person described by Clauses (i) through (v); and (vii) is free of any other relationship which would interfere with the exercise of independent judgment by such Director.

3. OFFICERS.

3.1 Officers, Titles, Elections, Terms. (a) The Board may from time to time elect a Chairman, a President, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Chief Financial Officer, a Controller, a Treasurer, a Secretary, a General Counsel, one or more Assistant Controllers, one or more Assistant Treasurers, one or more Assistant Secretaries, and one or more Associate or Assistant General Counsels, to serve at the pleasure of the Board or otherwise as shall be specified by the Board at the time of such election and until their successors are elected and qualified or until their earlier death, retirement, resignation or removal from office in accordance with these By-laws or any applicable law or pursuant to an order of a court.

(b) The Board may elect or appoint at any time such other officers or agents with such duties as it may deem necessary or desirable. Such other officers or agents shall serve at the pleasure of the Board or otherwise as shall be specified by the Board at the time of such election or appointment and, in the case of such other officers, until their successors are elected and qualified or until their earlier death, retirement, resignation or removal from office in accordance with these By-laws or any applicable law or pursuant to an order of a court. Each such officer or agent shall have such authority and shall perform such duties as may be provided herein or as the Board may prescribe. The Board may from time to time authorize any officer or agent to appoint and remove any other such officer or agent and to prescribe such person's authority and duties.

(c) No person may be elected or appointed an officer who is not a citizen of the United States of America if such election or appointment is prohibited by applicable law or regulation.

(d) Any vacancy in any office may be filled for the unexpired portion of the term by the Board. Each officer elected or appointed during the year shall hold office until the next annual meeting of the Board at which officers are regularly elected or appointed and until his or her successor is elected or appointed and qualified or until his or her earlier death, retirement, resignation or removal from office in accordance with these By-laws or any applicable law or pursuant to an order of a court.

(e) Any officer or agent elected or appointed by the Board may be removed at any time by the affirmative vote of a majority of the entire Board.

(f) Any officer may resign from office at any time. Such resignation shall be made in writing and given to the President or the Secretary. Any such resignation shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by the Corporation. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

3.2 General Powers of Officers. Except as may be otherwise provided by applicable law or in Article 6 or Article 7 of these By-laws, the

Chairman, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Chief Financial Officer, the General Counsel, the Controller, the Treasurer and the Secretary, or any of them, may (i) execute and deliver in the name of the Corporation, in the name of any Division of the Corporation or in both names any agreement, contract, instrument, power of attorney or other document pertaining to the business or affairs of the Corporation or any Division of the Corporation, including without limitation agreements or contracts with any government or governmental department, agency or instrumentality, and (ii) delegate to any employee or agent the power to execute and deliver any such agreement, contract, instrument, power of attorney or other document.

3.3 Powers and Duties of the Chairman. The Chairman shall be the Chief Executive of the Corporation and shall report directly to the Board. Except in such instances as the Board may confer powers in particular transactions upon any other officer, and subject to the control and direction of the Board, the Chairman shall manage and direct the business and affairs of the Corporation and shall communicate to the Board and any Committee thereof reports, proposals and recommendations for their respective consideration or action. He or she may do and perform all acts on behalf of the Corporation and shall preside at meetings of the Board and the stockholders.

3.4 Powers and Duties of the President. The President shall have such powers and perform such duties as the Board or the Chairman may from time to time prescribe or as may be prescribed in these By-laws.

3.5 Powers and Duties of Executive Vice Presidents, Senior Vice Presidents and Vice Presidents. Executive Vice Presidents, Senior Vice Presidents and Vice Presidents shall have such powers and perform such duties as the Board or the Chairman may from time to time prescribe or as may be prescribed in these By-laws.

3.6 Powers and Duties of the Chief Financial Officer. The Chief Financial Officer shall have such powers and perform such duties as the Board or the Chairman may from time to time prescribe or as may be prescribed in these By-laws. The Chief Financial Officer shall cause to be prepared and maintained
(i) at the office of the Corporation, a stock ledger containing the names and addresses of all stockholders and the number of shares held by each and (ii) the list of stockholders for each meeting of the stockholders as required by Section
1.11 of these By-laws. The Chief Financial Officer shall be responsible for the custody of all stock books and of all unissued stock certificates.

3.7 Powers and Duties of the Controller and Assistant Controllers. (a) The Controller shall be responsible for the maintenance of adequate accounting records of all assets, liabilities, capital and transactions of the Corporation. The Controller shall prepare and render such balance sheets, income statements, budgets and other financial statements and reports as the Board or the Chairman may require, and shall perform such other duties as may be prescribed or assigned pursuant to these By-laws and all other acts incident to the position of Controller.

(b) Each Assistant Controller shall perform such duties as from time to time may be assigned by the Controller or by the Board. In the event of the absence, incapacity or inability to act of the Controller, then any Assistant Controller may perform any of the duties and may exercise any of the powers of the Controller.

3.8 Powers and Duties of the Treasurer and Assistant Treasurers. (a) The Treasurer shall have the care and custody of all the funds and securities of the Corporation except as may be otherwise ordered by the Board, and shall cause such funds (i) to be invested or reinvested from time to time for the benefit of the Corporation as may be designated by the Board, the Chairman, the President, the Chief Financial Officer or the Treasurer or (ii) to be deposited to the credit of the Corporation in such banks or depositories as may be designated by the Board, the Chairman, the President, the Chief Financial Officer or the Treasurer, and shall cause such securities to be placed in safekeeping in such manner as may be designated by the Board, the Chairman, the President, the Chief Financial Officer or the Treasurer.

(b) The Treasurer, any Assistant Treasurer or such other person or persons as may be designated for such purpose by the Board, the Chairman, the President, the Chief Financial Officer or the Treasurer may endorse in the name and on behalf of the Corporation all instruments for the payment of money, bills of lading, warehouse receipts, insurance policies and other commercial documents requiring such endorsement.

(c) The Treasurer, any Assistant Treasurer or such other person or persons as may be designated for such purpose by the Board, the Chairman, the President, the Chief Financial Officer or the Treasurer (i) may sign all receipts and vouchers for payments made to the Corporation, (ii) shall render a statement of the cash account of the Corporation to the Board as often as it shall require the same; and (iii) shall enter regularly in books to be kept for that purpose full and accurate account of all moneys received and paid on account of the Corporation and of all securities received and delivered by the Corporation.

(d) The Treasurer shall perform such other duties as may be prescribed or assigned pursuant to these By-laws and all other acts incident to the position of Treasurer. Each Assistant Treasurer shall perform such duties as may from time to time be assigned by the Treasurer or by the Board. In the event of the absence, incapacity or inability to act of the Treasurer, then any Assistant Treasurer may perform any of the duties and may exercise any of the powers of the Treasurer.

3.9 Powers and Duties of the Secretary and Assistant Secretaries. (a) The Secretary shall keep the minutes of all proceedings of the stockholders, the Board and the Committees of the Board. The Secretary shall attend to the giving and serving of all notices of the Corporation, in accordance with the provisions of these By-laws and as required by applicable law. The Secretary shall be the custodian of the seal of the Corporation. The Secretary shall affix or cause to be affixed the seal of the Corporation to such contracts, instruments and other documents requiring the seal of the Corporation, and when so affixed may attest the same and shall perform such other duties as may be prescribed or assigned pursuant to these By-laws and all other acts incident to the position of Secretary.

(b) Each Assistant Secretary shall perform such duties as may from time to time be assigned by the Secretary or by the Board. In the event of the absence, incapacity or inability to act of the Secretary, then any Assistant Secretary may perform any of the duties and may exercise any of the powers of the Secretary.

4.       INDEMNIFICATION.

4.1 Right to Indemnification and Effect of Amendment. (a) Right to Indemnification. The Corporation, to the fullest extent permitted by applicable law as then in effect, shall indemnify any person who is or was a Director or officer of the Corporation and who is or was involved in any manner (including, without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor) (a "Proceeding") by reason of the fact that such person is or was a Director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) (a "Covered Entity"), against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding. Any such former or present Director or officer of the Corporation finally determined to be entitled to indemnification as provided in this Article 4 is hereinafter called an "Indemnitee." Until such final determination is made, such former or present Director or officer shall be a "Potential Indemnitee" for purposes of this Article 4. Notwithstanding the foregoing provisions of this Section 4.1(a), the Corporation shall not indemnify an Indemnitee with respect to any Proceeding commenced by such Indemnitee unless the commencement of such Proceeding by such Indemnitee has been approved by a majority vote of the Disinterested Directors (as defined in Section 4.5(d); provided, however, that such approval of a
                                  --------   -------
majority of the Disinterested Directors shall not be required with respect to any Proceeding commenced by such Indemnitee after a Change in Control (as defined in Section 4.5(d)) has occurred.

(b) Effect of Amendments. Neither the amendment or repeal of, nor the adoption of a provision inconsistent with, any provision of this Article 4 (including, without limitation, this Section 4.1(b)) shall adversely affect the rights of any Director or officer under this Article 4 (i) with respect to any Proceeding commenced or threatened prior to such amendment, repeal or adoption of an inconsistent provision or (ii) after the occurrence of a Change in Control, with respect to any Proceeding arising out of any action or omission occurring prior to such amendment, repeal or adoption of an inconsistent provision, in either case without the written consent of such Director or officer.

4.2 Insurance, Contracts and Funding. The Corporation may purchase and maintain insurance to protect itself and any Director, officer, employee or agent of the Corporation against any expenses, judgments, fines and amounts paid in settlement as specified in Section 4.1(a) or Section 4.6 of this Article 4 or incurred by any Director, officer, employee or agent of the Corporation in connection with any Proceeding referred to in such Sections, to the fullest extent permitted by applicable law as then in effect. The Corporation may enter into contracts with any Director, officer, employee or agent of the Corporation or any director, officer, employee, fiduciary or agent of any Covered Entity in furtherance of the provisions of this Article 4 and may create a trust fund or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article 4.

4.3 Indemnification; Not Exclusive Right. The right of indemnification provided in this Article 4 shall not be exclusive of any other rights to which any Indemnitee or Potential Indemnitee may otherwise be entitled, and the provisions of this Article 4 shall inure to the benefit of the heirs and legal representatives of any Indemnitee or Potential Indemnitee under this Article 4 and shall be applicable to Proceedings commenced or continuing after the adoption of this Article 4, whether arising from acts or omissions occurring before or after such adoption.

4.4 Advancement of Expenses. Each Potential Indemnitee shall be entitled to receive advance payment of any expenses actually and reasonably incurred by such Potential Indemnitee in connection with such Proceeding prior to a determination of entitlement to indemnification pursuant to Section 4.5(a). Each Potential Indemnitee shall submit a statement or statements to the Corporation requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding, reasonably evidencing the expenses incurred by such Potential Indemnitee and accompanied by an undertaking by or on behalf of such Potential Indemnitee to repay the amounts advanced if ultimately it should be determined that such Potential Indemnitee is not entitled to be indemnified against such expenses pursuant to this Article 4. A determination of the reasonableness of such expenses shall be made and such reasonable expenses shall be advanced pursuant to procedures to be established from time to time by the Board or its designee(s) (the "Advancement Procedures"). The amendment or repeal of, and the adoption of a provision inconsistent with, any provision of the Advancement Procedures shall be governed by Section 4.1(b) of this Article 4. Notwithstanding the foregoing provisions of this Section 4.4, the Corporation shall not advance expenses to a Potential Indemnitee with respect to any Proceeding commenced by such Potential Indemnitee unless the commencement of such Proceeding by such Potential Indemnitee has been approved by a majority vote of the Disinterested Directors; provided, however, that such approval of a
                                      --------  -------
majority of the Disinterested Directors shall not be required with respect to any Proceeding commenced by such Potential Indemnitee after a Change in Control has occurred.

4.5 Indemnification Procedures; Presumptions and Effect of Certain Proceedings; Remedies. In furtherance, but not in limitation, of the foregoing provisions of this Artic1e 4, the following procedures, presumptions and remedies shall apply with respect to the right to indemnification under this Article 4:

(a) Procedures for Determination of Entitlement to Indemnification. (i) To obtain indemnification under this Article 4, a Potential

Indemnitee shall submit to the Secretary of the Corporation a written request, including such documentation and information as is reasonably available to the Potential Indemnitee and reasonably necessary to determine whether and to what extent the Potential Indemnitee is entitled to indemnification (the "Supporting Documentation"). The determination of the Potential Indemnitee's entitlement to indemnification shall be made not later than 60 days after the later of (A) the receipt by the Corporation of the written request for indemnification together with the Supporting Documentation and (B) the receipt by the Corporation of written notice of final disposition of the Proceeding for which indemnification is sought. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that the Indemnitee has requested indemnification.

(ii) The  Potential  Indemnitee's  entitlement  to  indemnification  under  this
Article 4 shall be determined in one of the following ways: (A) by a majority vote of the Disinterested Directors whether or not they constitute a quorum of the Board; (B) by a committee of the Disinterested Directors designated by a majority vote of the Disinterested Directors, whether or not they constitute a quorum of the Board; (C) by a written opinion of Independent Counsel as defined in Section 4.5(d)) if (x) a Change in Control shall have occurred and the Potential Indemnitee so requests or (y) there are no Disinterested Directors or a majority of such Disinterested Directors so directs; (D) by the stockholders of the Corporation; or (E) as provided in Section 4.5(b) of this Article 4.

(iii) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 4.5(a)(ii), a majority of the Disinterested Directors (or, if there are no Disinterested Directors, the General Counsel of the Corporation or, if the General Counsel is or was a party to the Proceeding in respect of which indemnification is sought, the highest ranking officer of the Corporation who is not and was not a party to such Proceeding) shall select the Independent Counsel, but only an Independent Counsel to which the Potential Indemnitee does not reasonably object; provided,
                                                                       --------
however,  that if a  Change  in  Control  shall  have  occurred,  the  Potential
-------
Indemnitee shall select such Independent Counsel, but only an Independent Counsel to which a majority of the Disinterested Directors does not reasonably object.

(b) Presumptions and Effect of Certain Proceedings. Except as otherwise expressly provided in this Article 4, if a Change in Control shall have occurred,  the  Potential  Indemnitee  shall  be
presumed to be entitled to indemnification under this Article 4 (with respect to actions or failures to act occurring prior to such Change in Control) upon submission of a request for indemnification together with the Supporting Documentation in accordance with Section 5(a)(i)(b) of this Article 4, and thereafter the Corporation shall have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the person or persons empowered under Section 4.5(a) of this Article 4 to determine entitlement to indemnification shall not have been appointed or shall not have made a determination within 60 days after the later of (x) receipt by the Corporation of the written request for indemnification together with the Supporting Documentation and (y) the receipt by the Corporation of written notice of final disposition of the Proceeding for which indemnification is sought, the Potential Indemnitee shall be deemed to be, and shall be, entitled to indemnification. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of the Potential Indemnitee to indemnification or create a presumption that the Potential Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal Proceeding, that the Potential Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

(c) Remedies. (i) In the event that a determination is made pursuant to Section 4.5(a) of this Article 4 that the Potential Indemnitee is not entitled to indemnification under this Article 4, (A) the Potential Indemnitee shall be entitled to seek an adjudication of his or her entitlement to such indemnification either, at the Potential Indemnitee's sole option, in (x) an appropriate court of the state of Delaware or any other court of competent jurisdiction or (y) an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association; (B) any such judicial proceeding or arbitration shall be de novo and the Indemnitee shall not be prejudiced by reason of such adverse determination; and (C) if a Change in Control shall have occurred, in any such judicial proceeding or arbitration, the Corporation shall have the burden of proving that the Potential Indemnitee is not entitled to indemnification under this Article 4 (with respect to actions or omissions occurring prior to such Change in Control).

(ii) If a determination shall have been made or deemed to have been made, pursuant to Section 4.5(a) or (b) of this Article 4, that the

Potential Indemnitee is entitled to indemnification, the Corporation shall be obligated to pay the amounts constituting such indemnification within five days after such determination has been made or deemed to have been made and shall be conclusively bound by such determination unless (A) the Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law. In the event that payment of indemnification is not made within five days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to Section 4.5(a) or (b) of this
Article 4, the Indemnitee shall be entitled to seek judicial enforcement of the Corporation's obligation to pay to the Indemnitee such indemnification. Notwithstanding the foregoing, the Corporation may bring an action, in an appropriate court in the state of Delaware or any other court of competent jurisdiction, contesting the right of the Indemnitee to receive indemnification hereunder due to the occurrence of an event described in Subclause (A) or (B) of this subsection (each, a "Disqualifying Event"); provided, however, that in any such action the Corporation shall have the burden of proving the occurrence of such Disqualifying Event.

(iii) The Corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 4.5(c) that the procedures and presumptions of this Article 4 are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Article 4.

(iv) In the event that the Indemnitee or Potential Indemnitee,  pursuant to this
Section 4.5(c), seeks a judicial adjudication of or an award in arbitration to enforce his or her rights under, or to recover damages for breach of, this
Article 4, such person shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any expenses actually and reasonably incurred by such person in connection with such judicial adjudication or arbitration. If it shall be determined in such judicial adjudication or arbitration that such person is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by such person in connection with such judicial adjudication or arbitration shall be prorated accordingly.

(d) Definitions. For purposes of this Article 4:

(i) "Change in Control" means a change in control of the Corporation of a nature that would be required to be reported in response to Item

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6(e) (or any  successor  provision)  of Schedule 14A of  Regulation  14A (or any amendment or successor provision thereto) promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), whether or not the Corporation is then subject to such reporting requirement; provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing 20% or more of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in an election of Directors without the prior approval of at least two-thirds of the members of the Board in office immediately prior to such acquisition; (B) the Corporation is a party to any merger or consolidation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the Corporation's common stock would be converted into cash, securities or other property, other than a merger of the Corporation in which the holders of the Corporation's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (C) there is a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Corporation, or liquidation or dissolution of the Corporation; (D) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or
(E) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new
Director whose election or nomination for election by the stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

(ii) "Disinterested Director" means a Director who is not or was not a party to the Proceeding in respect of which indemnification is sought by the Indemnitee or Potential Indemnitee.

(iii) "Independent Counsel" means a law firm or a member of a law firm that neither presently is, nor in the past five years has been, retained to represent: (a) the Corporation or the Indemnitee in any matter material to either such party or (b) any other party to the Proceeding giving rise to a claim for indemnification under this Article 4. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under applicable standards of professional conduct then prevailing under the law of the State of

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

Delaware, would have a conflict of interest in representing either the Corporation or the Indemnitee or Potential Indemnitees in an action to determine the Indemnitee's or Potential Indemnitee's rights under this Article 4.

4.6 Indemnification of Employees and Agents. Notwithstanding any other provision of this Article 4, the Corporation, to the fullest extent permitted by applicable law as then in effect, may indemnify any person other than a Director or officer of the Corporation who is or was an employee or agent of the Corporation and who is or was involved in any manner (including, without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending or completed Proceeding by reasons of the fact that such person is or was an employee or agent of the Corporation or was or is serving, at the request of the Corporation, as a director, officer, employee, or agent of a Covered Entity against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding. The Corporation may also advance expenses incurred by such employee, fiduciary or agent in connection with any such Proceeding, consistent with the provisions of applicable law as then in effect. If made or advanced, such indemnification shall be made and such reasonable expenses shall be advanced pursuant to procedures to be established from time to time by the Board or its designee(s).

4.7 Severability. If any of this Article 4 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article 4 (including, without limitation, all portions of any Section of this Article 4 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article 4 (including, without limitation, all portions of any Section of this Article 4 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

5. CAPITAL STOCK.

5.1 Stock Certificates. (a) Every holder of stock in the Corporation shall be entitled to have a certificate certifying the number of shares owned by him or her in the Corporation and designating the class and series of stock to which such shares belong, which certificate shall otherwise be in such form as the

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

Board shall prescribe and as provided in Section 5.1(d). Each such certificate shall be signed by, or in the name of, the Corporation by the Chairman or the President or any Vice President, and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary.

(b) If such certificate is countersigned by a transfer agent other than the Corporation or its employee, or by a registrar other than the Corporation or its employee, the signatures of the officers of the Corporation may be facsimiles, and, if permitted by applicable law, any other signature on the certificate may be a facsimile.

(c) In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer at the date of issue.

(d) Certificates of stock shall be issued in such form not inconsistent with the Certificate of Incorporation. They shall be numbered and registered in the order in which they are issued. No certificate shall be issued until fully paid.

(e) All certificates surrendered to the Corporation shall be cancelled (other than treasury shares) with the date of cancellation and shall be retained by the Chief Financial Officer, together with the powers of attorney to transfer and the assignments of the shares represented by such certificates, for such period of time as such officer shall designate.

5.2 Record Ownership. A record of the name of the person, firm or corporation and address of such holder of each certificate, the number of shares represented thereby and the date of issue thereof shall be made on the Corporation's books. The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any person, whether or not it shall have express or other notice thereof, except as required by applicable law.

5.3 Transfer of Record Ownership. Transfers of stock shall be made on the books of the Corporation only by direction of the person named in the certificate or such person's attorney, lawfully constituted in writing, and only upon the surrender of the certificate therefor and a written assignment of the shares evidenced thereby. Whenever any transfer of stock shall be made for collateral security, and not

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

absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

5.4 Lost, Stolen or Destroyed Certificates. Certificates representing shares of the stock of the Corporation shall be issued in place of any certificate alleged to have been lost, stolen or destroyed in such manner and on such terms and conditions as the Board from time to time may authorize in accordance with applicable law.

5.5 Transfer Agent; Registrar; Rules Respecting Certificates. The Corporation shall maintain one or more transfer offices or agencies where stock of the Corporation shall be transferable. The Corporation shall also maintain one or more registry offices where such stock shall be registered. The Board may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of stock certificates in accordance with applicable law.

5.6 Fixing Record Date for Determination of Stockholders of Record. (a) The Board may fix, in advance, a date as the record date for the purpose of determining the stockholders entitled to notice of, or to vote at, any meeting of the stockholders or any adjournment thereof, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty days nor less than ten days before the date of a meeting of the stockholders. If no record date is fixed by the Board, the record date for determining the stockholders entitled to notice of or to vote at a stockholders' meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

(b) The Board may fix, in advance, a date as the record date for the purpose of determining the stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or in order to make a determination of the stockholders for the purpose of any other lawful action, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date

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

shall not be more than sixty calendar days prior to such action. If no record date is fixed by the Board, the record date for determining the stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

6. SECURITIES HELD BY THE CORPORATION.

6.1 Voting. Unless the Board shall otherwise order, the Chairman, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Chief Financial Officer, the Controller, the Treasurer or the Secretary shall have full power and authority, on behalf of the Corporation, to attend, act and vote at any meeting of the stockholders of any corporation in which the Corporation may hold stock and at such meeting to exercise any or all rights and powers incident to the ownership of such stock, and to execute on behalf of the Corporation a proxy or proxies empowering another or others to act as aforesaid. The Board from time to time may confer like powers upon any other person or persons.

6.2 General Authorization to Transfer Securities Held by the Corporation. (a) Any of the following officers, to wit: the Chairman, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Chief Financial Officer, the Controller, the Treasurer, any Assistant Controller, any Assistant Treasurer, and each of them, hereby is authorized and empowered to transfer, convert, endorse, sell, assign, set over and deliver any and all shares of stock, bonds, debentures, notes, subscription warrants, stock purchase warrants, evidences of indebtedness, or other securities now or hereafter standing in the name of or owned by the Corporation, and to make, execute and deliver any and all written instruments of assignment and transfer necessary or proper to effectuate the authority hereby conferred.

(b) Whenever there shall be annexed to any instrument of assignment and transfer executed pursuant to and in accordance with the foregoing Section 6.2(a), a certificate of the Secretary or any Assistant Secretary in office at the date of such certificate setting forth the provisions hereof and stating that they are in full force and effect and setting forth the names of persons who are then officers of the Corporation, all persons to whom such instrument and annexed certificate shall thereafter come shall be entitled, without further inquiry or investigation and regardless of the date of such certificate, to assume and to act in reliance upon the assumption that (i) the shares of stock or other
securities   named  in  such
instrument were theretofore duly and properly transferred, endorsed, sold, assigned, set over and delivered by the Corporation, and (ii) with respect to such securities, the authority of these provisions of these By-laws and of such officers is still in full force and effect.

7. DEPOSITARIES AND SIGNATORIES.

7.1 Depositaries. The Chairman, the President, the Chief Financial Officer, and the Treasurer are each authorized to designate depositaries for the funds of the Corporation deposited in its name or that of a Division of the Corporation, or both, and the signatories with respect thereto in each case, and from time to time, to change such depositaries and signatories, with the same force and effect as if each such depositary and the signatories with respect thereto and changes therein had been specifically designated or authorized by the Board; and each depositary designated by the Board or by the Chairman, the President, the Chief Financial Officer, or the Treasurer shall be entitled to rely upon the certificate of the Secretary or any Assistant Secretary of the Corporation or of a Division of the Corporation setting forth the fact of such designation and of the appointment of the officers of the Corporation or of the Division or of both or of other persons who are to be signatories with respect to the withdrawal of funds deposited with such depositary, or from time to time the fact of any change in any depositary or in the signatories with respect thereto.

7.2 Signatories. Unless otherwise designated by the Board or by the Chairman, the President, the Chief Financial Officer or the Treasurer, all notes, drafts, checks, acceptances, orders for the payment of money and all other negotiable instruments obligating the Corporation for the payment of money shall be (a) signed by the Treasurer or any Assistant Treasurer and (b) countersigned by the Controller or any Assistant Controller, or (c) either signed or countersigned by the Chairman, the President, any Executive Vice President, any Senior Vice President or any Vice President in lieu of either the officers designated in Clause (a) or the officers designated in Clause (b) of this Section 7.2.

8.       SEAL.

The seal of the Corporation shall be in such form and shall have such content as the Board shall from time to time determine.

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

9. FISCAL YEAR.

The fiscal year of the Corporation shall end on December 31 in each year or on such other date as the Board shall determine.

10. WAIVER OF OR DISPENSING WITH NOTICE.

(a) Whenever any notice of the time, place or purpose of any meeting of the stockholders is required to be given by applicable law, the Certificate of Incorporation or these By-laws, a written waiver of notice, signed by a stockholder entitled to notice of a stockholders' meeting, whether by telegraph, cable or other form of recorded communication, whether signed before or after the time set for a given meeting, shall be deemed equivalent to notice of such meeting. Attendance of a stockholder in person or by proxy at a stockholders' meeting shall constitute a waiver of notice to such stockholder of such meeting, except when the stockholder attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

(b)  Whenever  any  notice of the time or place of any  meeting  of the Board or
Committee of the Board is required to be given by applicable law, the Certificate of Incorporation or these By-laws, a written waiver of notice signed by a Director, whether by telegraph, cable or other form of recorded communication, whether signed before or after the time set for a given meeting, shall be deemed equivalent to notice of such meeting. Attendance of a Director at a meeting in person (or by conference telephone or similar communications equipment) shall constitute a waiver of notice to such Director of such meeting.

(c) No notice need be given to any person with whom communication is made unlawful by any law of the United States or any rule, regulation, proclamation or executive order issued under any such law.

11. AMENDMENT OF BY-LAWS.

Except as otherwise provided in Section 2.8(a) of these By-laws, these By-laws, or any of them, may from time to time be supplemented, amended or repealed, or new By-laws may be adopted, by the Board at any regular or special meeting of the Board, if such supplement, amendment, repeal or adoption is approved by a majority of the entire Board. These By-laws, or any of them, may from time to time be supplemented, amended or repealed, or new By-laws may be adopted, by the stockholders at any regular or special meeting of the stockholders at which a quorum is present, such supplement, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in an election of directors.

12. OFFICES AND AGENT.

(a) Registered Office and Agent. The registered office of the Corporation in the State of Delaware shall be 1209 Orange Street, Wilmington, Delaware 19801. The name of the registered agent is The Corporation Trust Company. Such registered agent has a business office identical with such registered office.

(b) Other Offices. The Corporation may also have offices at other places, either within or outside the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

I hereby certify that the foregoing is a true copy of the By-laws of The Hartford Financial Services Group, Inc. in full force and effect on this date.

/s/  Brian S. Becker
______________________
Corporate Secretary

Dated: April 17, 2003

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